SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Earliest Event Reported: August 21, 2002

                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                          000-21953              87-0429198
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


                         2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
              (Registrant's telephone number, including area code)


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Item 5.   Other Events

     On August 22, 2002, we issued a press release about a letter we received from the American Stock Exchange concerning our continued listing on the Exchange. The press release is included herein as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements

                    None.

          (b)  Exhibits

                    99.1 Press  Release


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ENVIRONMENTAL SAFEGUARDS, INC.

                                      (signed)

                                      ------------------------------------------
                                      by:  /s/ James S. Percell, President
Date: August 22, 2002                          James S. Percell, President


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